UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number   811-22069

UST Global Private Markets Fund, LLC

(Exact name of registrant as specified in charter)

100 Federal Street
Boston, MA 02110

(Address of principal executive offices) (Zip code)

Bank of America Capital Advisors, LLC
100 Federal Street
Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-866-921-7951

Date of fiscal year end:   March 31, 2011

Date of reporting period:   September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

UST Global Private Markets Fund, LLC

Financial Statements

(Unaudited)

For the six months ended September 30, 2010

UST Global Private Markets Fund, LLC
For the six months ended September 30, 2010
Index	Page No.

FINANCIAL INFORMATION (Unaudited)

Statement of Assets, Liabilities and Members’ Equity – Net Assets	1

Schedule of Investments	2

Statement of Operations	3

Statements of Changes in Members’ Equity – Net Assets	4

Statement of Cash Flows	5

Financial Highlights	6

Notes to Financial Statements	7 - 18

Supplemental Information	19 - 20

UST Global Private Markets Fund, LLC
Statement of Assets, Liabilities, and Members’ Equity – Net Assets
September 30, 2010

Assets

Investments, at fair value (cost $13,663,713) (Note 2)	$13,727,804
Cash and cash equivalents (Note 2)	14,810,918
Other assets	85,867
Interest receivable	659

Total Assets	$28,625,248

Liabilities

Advisory fee payable	369,992
Professional fees payable	101,214
Administration fee payable	40,000
Directors fees payable	4,000
Other payables	12,580

Total Liabilities	527,786

Members’ Equity - Net Assets	$28,097,462

Members’ Equity - Net Assets consists of:
Members’ Capital Paid-in	$29,432,893
Members’ Capital Distributed	-
Inception-to-date realized gains and net investment income	(1,399,522)
Accumulated net unrealized appreciation on investments	64,091

Total Members' Equity - Net Assets	$28,097,462

Units of Membership Interests Outstanding (unlimited units authorized) (Note 2)	30,237.64
Net Asset Value Per Unit	$929.29

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Schedule of Investments
September 30, 2010

Percent Owned (D)	Portfolio Funds (A),(B),(E)	Acquisition Dates (C)	Geographic Region (G)	Commitment	Cost	Fair Value	% of Members' Equity - Net Assets (F)

Leveraged Buyout
0.88%	Charlesbank Equity Fund VII, Limited Partnership	10/2009 - 09/2010	North America	$10,000,000	$1,215,370	$1,381,832	4.92%
0.12%	Charterhouse Capital Partners IX, L.P. (H)	01/2009 - 06/2010	Europe	6,817,000	1,188,344	896,029	3.19%
0.10%	Hellman & Friedman Capital Partners VII, L.P.	None	North America	10,000,000	-	-	0.00%
1.48%	HgCapital 6 A, L.P. (I)	03/2010 - 09/2010	Europe	7,858,000	3,275,468	3,206,994	11.41%
1.43%	Swander Pace Capital Partners IV, L.P.	12/2008 - 6/2010	North America	5,000,000	2,186,731	2,556,972	9.10%
0.25%	TA XI, L.P.	07/2010	North America	10,000,000	400,000	386,230	1.37%
				49,675,000	8,265,913	8,428,057	30.00%
Special Situations
1.63%	Starwood Global Opportunities Fund VIII, L.P.	10/2009 - 07/2010	North America	7,000,000	2,968,000	3,148,112	11.20%
				7,000,000	2,968,000	3,148,112	11.20%
Venture Capital
0.80%	Battery Ventures VIII Side Fund, L.P.	08/2008 - 09/2010	North America	2,000,000	1,104,800	1,020,652	3.62%
1.58%	Draper Fisher Jurvetson Fund X, L.P.	07/2010	North America	5,000,000	400,000	341,602	1.22%
1.63%	Trinity Ventures X, L.P.	03/2009 - 09/2010	North America	5,000,000	925,000	789,381	2.81%
				12,000,000	2,429,800	2,151,635	7.65%

	Total Investments in Portfolio Funds			$68,675,000	$13,663,713	13,727,804	48.86%
	Other Assets & Liabilities (Net)					14,369,658	51.14%
	Members' Equity - Net Assets					$28,097,462	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)
Total cost of illiquid and restricted securities at September 30, 2010, aggregated $13,663,713. Total fair value of illiquid and restricted securities at September 30, 2010, was $13,727,462 or 48.86% of net assets.

(C)	Acquisition dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Represents the Fund's capital account balance as a percentage of the Portfolio Funds' total capital or the Fund's commitment as a percentage of the Portfolio Fund's total commitments.
(E)
The estimated cost of the Portfolio Funds at September 30, 2010, for Federal income tax purposes aggregated $13,083,885.  The net and gross unrealized appreciation for Federal income tax purposes is estimated to be $643,919.

(F)	Calculated as fair value divided by the Fund's Members' Equity - Net Assets.
(G)	Geographic region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(H)	The commitment to Charterhouse Capital Partners IX, L.P. is €5,000,000. The U.S. Dollar equivalent at September 30, 2010, is $6,817,000.
(I)	The commitment to HgCapital 6 A, L.P. is £5,000,000. The U.S. Dollar equivalent at September 30, 2010, is $7,858,000.

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Operations
For the six months ended September 30, 2010

Investment Income:

Interest	$47,048

Total Investment Income	47,048

Expenses:

Advisory fee	739,985
Professional fees	185,420
Administration fee	40,000
Directors fees	25,500
Other fees	29,372

Total Expenses	1,020,277

Net Investment Loss	(973,229)

Net Realized and Unrealized Gain on Investments (Note 2.D)

Net realized gain on investments	1,477
Net change in accumulated unrealized appreciation on investments	490,964

Net Realized and Unrealized Gain on Investments	492,441

Net Decrease in Members’ Equity – Net Assets Derived From Operations	$(480,788)

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2010 (Audited)

	Non- Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Total
Members' committed capital	$82,678,000	$15,000,000	$986,646	$98,664,646

Members' capital at April 1, 2009	$15,260,409	$2,969,220	$184,177	$18,413,806
Capital contributions	1,117,000	-	11,243	1,128,243
Net investment loss	(378,500)	(68,933)	(4,519)	(451,952)
Net change in accumulated unrealized depreciation on investments	(179,475)	(30,218)	(2,118)	(211,811)
Members' capital at March 31, 2010, net	$15,819,434	$2,870,069	$188,783	$18,878,286

For the six months ended September 30, 2010 (Unaudited)

	Non- Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Total
Members' committed capital	$82,678,000	$15,000,000	$986,646	$98,664,646

Members' capital at April 1, 2010	$15,819,434	$2,870,069	$188,783	$18,878,286
Capital contributions	8,101,299	1,500,000	98,665	9,699,964
Net investment loss	(815,407)	(148,082)	(9,740)	(973,229)
Net change in accumulated unrealized appreciation on investments	411,994	75,482	4,965	492,441
Members' capital at September 30, 2010, net	$23,517,320	$4,297,469	$282,673	$28,097,462

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Cash Flows
For the six months ended September 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$(480,788)
Contributions to investments in Portfolio Funds	(6,952,055)
Distributions received from Portfolio Funds	30,739
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Change in net realized gain on investments	(1,477)
Change in net unrealized (appreciation) depreciation on investments	(490,964)
Changes in assets and liabilities related to operations
(Increase) decrease in other assets	(77,545)
(Increase) decrease in interest receivable	(73)
Increase (decrease) in professional fees payable	56,663
Increase (decrease) in administration fee payable	20,000
Increase (decrease) in directors fees payable	(7,750)
Increase (decrease) in other payable	308

Net cash provided by (used in) operating activities	(7,902,942)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	9,699,964

Net cash provided by (used in) financing activities	9,699,964

Net change in cash and cash equivalents	1,797,022
Cash and cash equivalents at beginning of year	13,013,896

Cash and cash equivalents at end of year	$14,810,918

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Financial Highlights

	For the six months ended September 30, 2010	For the year ended March 31, 2010		Period from the Commencement of Operations (July 1, 2008) through March 31, 2009
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$956.69	$989.74		$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	(40.36)	(22.98)		1.30
Net realized and unrealized loss on investments	12.96	(10.07)		(11.56)
Net decrease in net assets resulting from operations after incentive carried interest	(27.40)	(33.05)		(10.26)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-	-		-
NET ASSET VALUE, END OF PERIOD	$929.29	$956.69		$989.74
TOTAL NET ASSET VALUE RETURN (1), (3)	(2.86%)	(3.34%)		(1.03%)

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net assets, end of period in thousands (000's)	$28,097	$18,878		$18,414
Ratios to Average Members' Equity - Net Assets: (4), (5)
Expenses excluding incentive carried interest	9.10%	2.50%	(8)	0.06%	(8)
Net change in incentive carried interest	-	-		-
Expenses plus incentive carried interest	9.10%	2.50%	(8)	0.06%	(8)
Net investment income (loss) excluding incentive carried interest	(8.68%)	(2.42%)		0.18%
Portfolio Turnover Rate	0.34%	31.55%		-

INTERNAL RATE OF RETURNS:
Internal Rate of Return before incentive carried interest, including expenses (6)	(3.34%)	(2.99%)		(1.89%)
Internal Rate of Return after incentive carried interest, including expenses (7)	(3.34%)	(2.99%)		(1.89%)

(1)	Selected data for a unit of membership interest outstanding throughout the period.

(2)	The net asset value for the beginning period of July 1, 2008 (Commencement of Operations) through March 31, 2009 represents the initial contribution per unit of $1,000.

(3)
Total investment return based on per unit net asset value reflects the changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested.  The Fund's units are not traded in any market, therefore, the market value total investment return is not calculated.

(4)	Ratios do not reflect the Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.

(5)	The Portfolio Funds' expense ratios have been obtained from audited and unaudited Financial Statements for the year ended December 31, 2009. The range for these ratios is given below:

Portfolio Funds Ratios	Ratio Range
Expense excluding incentive carried interest	2.20% - 359.42%
Incentive carried interest	0.00% - 4.46%
Expenses plus incentive carried interest	3.70% - 359.42%

The Portfolio Funds' management fees are 1.25% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments.  The Portfolio Funds' carried interest is 20% - 25% of profits generated by the Portfolio Funds.

(6)
The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Adviser.

(7)
The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Adviser.

(8)	Expense ratios do not reflect expenses paid by the Investment Adviser on behalf of the Fund (Note 3).

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

1. Organization

UST Global Private Markets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on February 2, 2007. The Fund commenced operations on July 1, 2008. The duration of the Fund is twelve years from the final subscription closing date (the “Final Closing”) which occurred on December 31, 2009, with an option on the part of the Board of Managers of the Fund (the “Board” or the “Board of Managers”), with the consent of members of the Fund (“Members”) holding more than 50% of the outstanding units, to extend the term for up to three successive one-year periods, or more if necessary, to permit orderly liquidation.

The Fund’s investment objective is to achieve long-term capital appreciation.  Neither the Fund nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in private equity funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively, the “Portfolio Funds”).  The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Effective April 1, 2010, U.S. Trust Hedge Fund Management, Inc. (the “former special member”) merged with Bank of America Capital Advisors LLC (the “Investment Adviser”) (the “Merger”).  As the survivor of the Merger and the successor of the Special Member, the Investment Advisor assumed all rights and responsibilities of the former special member.

The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the investment adviser of the Fund.  The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Fund.  The Investment Adviser has made an investment in the Fund in exchange for 304.180 units or approximately 1.00% of the Fund’s net assets.  The Investment Adviser was created in 1998 principally to serve as an investment manager and adviser for third-party investors and Bank of America Corporation (“Bank of America”) affiliates desiring investments in the private equity asset class.

The Investment Adviser is an indirect wholly-owned subsidiary of Bank of America.  Bank of America is a bank holding company and a financial holding company that provides a diverse range of financial services and products and has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina.

Pursuant to the Fund’s confidential private placement memorandum (the “Private Placement Memorandum”), the business and affairs of the Fund are monitored and overseen by the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

2. Significant Accounting Policies

A. Basis of Accounting

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B. Recent Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-06 which requires new disclosures and provides amendments to ASC Subtopic 820-10 clarifying existing disclosures. The disclosure regarding the Level 3 investment rollforward of purchases and sales activity on a gross basis is effective for fiscal years beginning after December 15, 2010. The Investment Adviser is currently evaluating the impact of this disclosure on the Fund’s financial statements.

C. Valuation of Investments
The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund.  The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Fund believes to be reliable.  The Board recognizes that the primary responsibility for valuation of interests in a Portfolio Fund rests with the manager of the Portfolio Fund and that none of the Investment Adviser, the Board or the valuation committee of the Board (the “Valuation Committee”) will be able to confirm independently the accuracy of valuations of such interests provided by the Portfolio Funds.  Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies.  In reviewing valuations from the Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from the Portfolio Funds related to valuation.  If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures.  In determining fair value of a Portfolio Fund, the Investment Adviser shall recommend a value for such Portfolio Fund for approval by the Valuation Committee that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Portfolio Fund if the Fund were able to redeem its interests in the Portfolio Fund at that time.  In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 - Inputs that are unobservable.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market.  The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

All of the Fund's investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life.  Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors.  Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market". These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities, and Members’ Equity - Net Assets by level within the valuation hierarchy as of September 30, 2010.

	Assets at Fair Value as of September 30, 2010
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Portfolio Funds	-	-	$13,727,804	$13,727,804

Totals	-	-	$13,727,804	$13,727,804

The following table includes a rollforward of the amounts for the six months ended September 30, 2010 for investments classified within Level 3.  The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments in Portfolio Funds
Balance as of April 1, 2010	$6,314,047
Net change in accumulated unrealized appreciation on investments	490,964
Realized gain on investments	1,477
Net purchases/(proceeds)	6,921,316
Balance as of September 30, 2010	$13,727,804

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

All net unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of September 30, 2010 is seven to ten years, with the possibility of extensions by each of the Portfolio Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities, and Members’ Equity – Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

D.  Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less.  At September 30, 2010, the Fund did not hold any short term investments.

E.  Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of September 30, 2010 and 2009 in the financial statements.  Actual results could differ from those estimates and the differences could be material.

F.  Investments Gains and Losses
The Fund will initially record distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions, from managers of the Portfolio Funds.  The Fund may also recognize realized losses based upon information received from the underlying fund managers for write-offs taken in the underlying portfolio.  Unrealized appreciation (depreciation) on investments, within the Statement of Operations, includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Fund, and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities which are not marketable.  While the general policy of the Fund will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Fund.

G.  Income Taxes
As the Fund is a limited liability company that is treated a partnership, tax basis income and losses are passed through to individual partners and, accordingly, there is no provision for income taxes reflected in these statements.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds.  Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2009, and after adjustment for purchases and sales between December 31, 2009 and September 30, 2010, the estimated cost of the Portfolio Funds at September 30, 2010, for federal tax purposes is $13,083,885.  The resulting estimated net unrealized appreciation for tax purposes on the Portfolio Funds at September 30, 2010, is $643,919.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).  The Investment Advisor has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. Open tax years of the Fund vary by jurisdiction and remain subject to examination by the applicable taxing authorities.

H.  Contribution and Distribution Policy
Units are issued when contributions are paid.  Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

I.  Restrictions on Transfers
Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its interests without the prior written consent of the Board which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

J.  Fees of the Portfolio Funds
Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Fund when available.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

K.  Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars.  Generally, assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates.  The Fund currently has two investments in the Portfolio Funds denominated in Euros and British Pounds.  The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

L.  Incentive Carried Interest
Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Special Member until 125% of all drawn capital commitments are returned to the Members (including the Special Member).  After a 125% return of all drawn commitments has been made, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective capital contributions and 10% to the Special Member.  The Special Member will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing, which occurred on December 31, 2009 (the anticipated time-frame in which all, or substantially all, of the commitments that the Fund intends to invest will have been drawn).  Incentive Carried Interest is accrued based on the net asset value of the Fund each quarter-end as an allocation of profits, to the extent there is an amount to be accrued.  The Statement of Changes in Members’ Equity – Net Assets discloses that amount payable and paid to the Special Member in the period in which it occurs.  At September 30, 2010, the accrued and unpaid Incentive Carried Interest was $0.

3.  Advisory Fee, Administration Fee and Related Party Transactions

Under the advisory agreement approved by the Board on September 11, 2009, the Fund pays the Investment Adviser a fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the Final Closing and continuing until the Advisory Fee reaches 0.25%.  The Final Closing occurred on December 31, 2009, which means that the Step-down will start on January 1, 2013.   No Advisory Fee was paid by the Fund until the Final Closing.  For the six months ended September 30, 2010, the Fund incurred Advisory Fees totaling $739,985.  As more fully described in Note 5, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective drawn commitments and 10% to the Special Member.  The Incentive Carried Interest is paid in addition to the Advisory Fee.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

The Investment Adviser bears all costs incurred with providing investment advisory and administrative services to the Fund.  The Investment Adviser has also borne all of the Fund’s organizational expenses, expenses relating to the offer and sale of units (except for placement fees), and Fund expenses until the Final Closing.  From the commencement of operations (July 1, 2008) through September 30, 2010, expenses paid on behalf of the Fund total $966,879.

Effective October 23, 2009, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) replaced Banc of America Investment Services, Inc. (“BAI”) as the placement agent to the Fund (the “Placement Agent”).  Until the Final Closing, MLPFS was compensated for providing its services by receiving a placement fee.   In connection with the subscription, certain Members were required to pay a placement fee (sales load) as follows: (i) 2% of the aggregate capital commitment amount if such Member’s capital commitment is less than $250,000; or (ii) 1% of the aggregate commitment amount if such Member’s capital commitment is equal to or greater than $250,000, which fee is the same as the fee that was payable to BAI under its placement agent agreement with the Fund.  There was no placement fee for purchases of interests by or on behalf of accounts for which the Placement Agent or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity or by individuals who are employees of Bank of America at the time of their commitment.  From the commencement of operations (July 1, 2008) through September 30, 2010, BAI has received $353,610 and MLPFS received $6,500 in placement fees.

Pursuant to an Administrative and Accounting Services Agreement, the Fund retains J D Clark & Company (the “Administrator”), as administrator, accounting agent, tax preparer, and investor services agent.  In consideration for these services, the Fund pays the Administrator a variable fee between 0.0125% and 0.0250%, based on average quarterly net assets subject to a minimum quarterly fee.  The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation.  For the six months ended September 30, 2010, the Fund incurred administration fees totaling $40,000.

The Board is made up of three managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone).  The Independent Managers are also reimbursed for travel-related expenses.  The Board does not have a compensation committee.  As of September 30, 2010, the Fund incurred $25,500 in board fees.

An “affiliated person” (as defined in the Investment Company Act) of another person means (A) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (B) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of September 30, 2010, one Member had an ownership of approximately 15.29% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). There are no other affiliations between the Affiliated Member and the Fund other than by virtue of the commitments made.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.  In addition, PFFC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's custodian.

4. Capital Commitments and Capital Contribution from Members

At September 30, 2010, capital commitments from the Members totaled $98,664,646.  Capital contributions received by the Fund with regard to satisfying Member commitments totaled $29,432,893 which represents approximately 30% of committed capital at September 30, 2010.

5. Allocations of Capital and Net Profits or Net Losses to Members

A.	Capital contributions shall be credited to each Member’s capital account when paid. Capital contributions will be determined based on a percentage of commitments.
B.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with the Member’s respective percentage interest, as defined in the Company Agreement. Distributions from the Fund are made in the following priority:

a.	a 125% return of all drawn commitments to Members (including the Special Member) until all the drawn commitments are returned to Members; and
b.
a 90%/10% split between the Members (including the Special Member) and the Special Member. The Special Member will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing.

C.
The net profits or net losses of the Fund are allocated among the Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation such that it would follow the distributions outlined above.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

6.  Concentrations of Market, Credit, and Capital Call Risk

The Fund may make investments which are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions.  Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices.  The Fund may have a concentration of investments, as permitted by the Private Placement Memorandum, in a particular industry or sector.  Investment performance of the sector may have a significant impact on the performance of the Fund.  The Fund investments are also subject to the risk associated with investing in private equity securities.  The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

Further, a significant portion of the Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks.  As a result, the Fund will be subject indirectly to such risks through its investment in the Portfolio Funds.  However, due to the nature of the Fund’s investments in Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund.

If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund).  In addition, defaults by Fund Members on their commitments to the Fund, may cause the Fund to, in turn, default on its commitment to a Portfolio Fund.  In this case, the Fund, and especially the non-defaulting Members, will bear the penalties of such default as outlined above.  While the Investment Adviser has taken steps to mitigate this risk there is no guarantee that such measures will be sufficient or successful.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

7. Capital Commitments of the Fund to Portfolio Funds

As of September 30, 2010, the Fund had unfunded investment commitments to the Portfolio Funds totaling $54,943,039 as listed:

Portfolio Funds:	Unfunded Commitment
Battery Ventures VIII Side Fund, L.P.	$895,200
Charlesbank Equity Fund VII, L.P.	8,784,630
Charterhouse Capital Partners IX, L.P.*	5,630,128
Draper Fisher Jurvetson Fund X, L.P.	4,600,000
Hellman & Friedman Capital Partners VII, L.P.	10,000,000
HgCapital 6 A, L.P.**	4,484,697
Starwood Global Opportunities Fund VIII, L.P.	4,032,000
Swander Pace Capital Partners IV, L.P.	2,841,383
TA XI, L.P.	9,600,000
Trinity Ventures X, L.P.	4,075,000
Total	$54,943,039

*
The commitment made to Charterhouse Capital Partners IX, L.P. is €5,000,000.  The U.S. dollar equivalent at September 30, 2010 is $6,817,000.  The remaining commitment is €4,129,476 or U.S. dollars $5,630,128.

**	The commitment made to HgCapital 6 A, L.P. is £5,000,000. The U.S. dollar equivalent at September 30, 2010 is $7,858,000. The remaining commitment is £2,853,587 or U.S. dollars $4,484,697.

8. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Fund represents 5% or more of the net assets of the Fund.  Thus, the Portfolio Fund’s investment objectives and restrictions on redemptions are disclosed below.

HgCapital 6 A, L.P. represents 11.41% of members' equity – net assets of the Fund.  The objective of the HgCapital 6 A, L.P. is to identify companies in the European middle-market with leading potential, high return on capital and predictable revenues, targeting growth and performance improvement.

Starwood Global Opportunities Fund VIII, L.P. represents 11.20% of members' equity – net assets of the Fund.  The objective of Starwood Global Opportunities Fund VIII, L.P.  is to produce current returns and long-term capital appreciation by investing in corporate real estate, direct real estate and real estate-related assets.

Swander Pace Capital Partners IV, L.P. represents 9.10% of members’ equity – net assets of the Fund.  The objective of the Swander Pace Capital Partners IV, L.P. is to create value by acquiring growing lower middle-market consumer products companies with leading market positions and definable, defensible niches.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2010

9. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund.  Accordingly, the unfunded commitments disclosed under Note 7 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

10. Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2010, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

UST Global Private Markets Fund, LLC
Supplemental Information
September 30, 2010

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Investment Adviser provides that it may be continued in effect year to year subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Fund; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval.  The continuance of the Advisory Agreement for an additional annual period along with an amendment to the Advisory Agreement to synchronize the effective date of the extension with that of other funds managed by the Investment Adviser was approved by the Board, and by the Independent Managers, at a meeting held in person on June 11, 2010.  The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement.  The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition.  Independent legal counsel reviewed with the Board its duties and responsibilities under state and common law and under the Investment Company Act, with respect to the approval of the Advisory Agreement.  Independent legal counsel also discussed in detail the U.S. Supreme Court decision in Jones et al. v. Harris Associates, L.P.

The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund.  Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis.  The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board reviewed and considered any economies of scale realized by the Fund and how the current Advisory Fee for the Fund reflects the economies of scale for the benefit of the members of the Fund, noting that as the Fund is a closed-end fund, economies of scale was not a significant factor for the Fund.  It was noted, however, that the Advisory Fee rate for the Fund is subject to reduction after the period of initial investment.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser.  Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, and fees charged by the Investment Adviser or its affiliates with respect to other funds of funds programs.

UST Global Private Markets Fund, LLC
Supplemental Information
September 30, 2010

The Board reviewed and considered the qualifications of the portfolio managers to manage the portfolios of the Fund, including their history managing private equity and the background and expertise of the key personnel and amount of time they are able to devote to the Fund’s affairs.  The Board concluded that, in light of the particular requirements of the Fund that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided, including the portfolio reviews considered at each quarterly meeting.  The Board determined that in light of the data taken as a whole and the nature and stages of the Fund’s investment program, the investment performance was acceptable.  The Board considered the Investment Adviser’s profitability, and it was noted that the profitability percentage was within a range the Board considered to be reasonable, given the services rendered and the Fund’s performance.  The Board concluded that the Fund’s fees paid to the Investment Adviser were reasonable in light of all the factors considered.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its members to continue in effect the Advisory Agreement for an additional annual period.

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.  The Fund did not receive any proxy solicitations during the period ended September 30, 2010.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q.  The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-921-7951.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(b)	Not applicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     UST Global Private Markets Fund, LLC

By (Signature and Title)  /s/ James D. Bowden
James D. Bowden, Principal Executive Officer
Date   December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ James D. Bowden
James D. Bowden, Principal Executive Officer
Date   December 9, 2010

By (Signature and Title)  /s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer
Date   December 9, 2010